SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

March 14, 2006

Date of Report (date of earliest event reported)

COGNIGEN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-11730	84-1089377
(State or other jurisdiction	(Commission File No.)	I.R.S. Employer
of incorporation)		(Identification No.)

6405 218th Street, SW, Suite 305, Mountlake Terrace, Washington	98403
(Address of principal executive offices)	(Zip Code)

(425) 329-2300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On April 4, 2006, we received back signed an amendment to the agreement with the Anderson Family Trust (“AFT”) and Cantara Communications Corporation (“Cantara”) dated December 9, 2005. . We, the AFT and Cantara entered into another amendment to the agreement on May 12, 2006.

Under the amendments to the agreement, in lieu of paying the AFT $450,000 by March 15, 2006, we paid the AFT an amount of $25,000, paid the AFT $20,000 on the 15th day of April, agreed to pay the AFT $20,000 on the 15th day of May, June, July and August 2006, agreed to pay the AFT $25,000 on September 15, 2006 and agreed to pay the AFT the balance of $300,000 by October15, 2006.

The material relationships among the AFT, Cantara and us were described in the Current Report on Form 8-K that we filed on December 15, 2005.

Item 1.02 Termination of a Material Definitive Agreement

On April 21, 2006, we sent an email to the BayHill Group LC (“BayHill”) terminating as of May 22, 2006, the agreement between us and BayHill whereby BayHill agreed to provide services to assist us in developing business strategies and other corporate matters, including assisting us in our strategic planning activities, raising capital, finding companies for us to acquire, assisting us in our investor relations activities and serving in various interim management capacities as requested.

We paid BayHill $10,000 per month for the six months that the agreement was in effect. Of the $10,000., one half will be accrued until have received cumulative equity funding in amounts greater than $1,000,000 or have acquired a business or businesses which have at least $1,000,000 in cash.

We also granted BayHill warrants to purchase 437,500 shares of our common stock at an exercise price of $.23 per share. The warrants will vest according to as schedule if we are able to meet certain parameters. We agreed to grant BayHill certain piggyback and registration rights Warrants not vested after one year from the date of termination will be cancelled.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 Amendment # 1 dated March 14, 2006 to Agreement dated December 9, 2005, among Cognigen Networks, Inc., the Anderson Family Trust No. 1 and Cantara Communications Corporation.

Exhibit 10.2 Email dated April 21, 2006 terminating the BayHill Group LLC Agreement dated November 22, 2005.

Exhibit 10.3 Amendment #2 dated May 12, 2006 to Agreement dated December 9, 2005 among Cognigen Networks, Inc., the Anderson Family Trust No. 1 and Cantara Communications Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2006	COGNIGEN NETWORKS, INC.
/s/ Gary L. Cook
Gary L. Cook
Acting President

EXHIBIT INDEX

Exhibit 10.1 Amendment #1dated March 14, 2006, to Agreement dated December 9, 2005, among Cognigen Networks, Inc., the Anderson Family Trust No. 1 and Cantara Communications Corporation

Exhibit 10.2 Email dated April 21, 2006, terminating the BayHill Group LLC Agreement dated November 22, 2005

Exhibit 10.3 Amendment # 2 dated May 12, 2006, to Agreement dated December 9, 2005, among Cognigen Networks, Inc., the Anderson Family Trust No. 1 and Canatar Communications Corporation